Resolaris Clinical Program – Data Update December 13, 2016 Exhibit 99.3

Resolaris Clinical Program Summary

Trial	Indication(s)	Patients	Highest Dose	Design	Data Timing
002	Adult FSHD	3 dose cohorts (n=20 Total)	3mg/kg weekly	Placebo controlled, Double blinded; Interpatient Dose Escalation	Announced 1Q 2016
003	Early onset FSHD	Stage 1 (n=8)	3mg/kg weekly	Open-label, Intrapatient Dose Escalation	Interim-Results Announced Today
004	Adult LGMD2B, Adult FSHD	LGMD2B (n=10) FSHD (n=8)	3mg/kg biweekly	Open-label, Intrapatient Dose Escalation	Top-line Results Announced Today
005	Adult FSHD	Rollover from 002	3mg/kg weekly	Long-term Safety Extension	Updated Today
006	LGMD2B, FSHD, Early onset FSHD	Rollover from 003 & 004	3mg/kg weekly	Long-term Safety Extension	TBD

2 aTyr Pharma

1mg/kg (biw) 1mg/kg 0.3mg/kg Placebo Adult LGMD2B and FSHD (004) Trial Study Design Objective & Rationale Objective: Evaluate the safety/tolerability of total weekly exposure of 6.0mg/kg in LGMD2B and FSHD Assess drug activity more proximal to dosing Rationale: To evaluate different dosing regimens (006) Long-term extension study Weeks 2 3 0 1 6 7 4 5 8 11 12 9 10 13 3mg/kg 1mg/kg 0.3mg/kg Placebo (006) Long-term extension study Weeks 2 3 0 1 6 7 4 5 8 11 12 9 10 13 3mg/kg (biw) Group A Group B Open-label, intra-patient dose escalation Multiple sites in US & Europe N = 18 patients; enrollment complete Group A: 4 FSHD patients Group B: 4 FSHD patients / 10 LGMD2B patients 18-75 years of age Targeted MRI positive or circulatory markers* (*in LGMD2B patients only) Dose Escalation

Demographics and Baseline Characteristics Characteristic Group A FSHD Group B FSHD Group B LBMD2B Enrolled 4 4 10 Age (Mean years) 45.0 34.0 37.2 Median (Range) 45.0 (39, 51) 33.5 (33, 36) 33.5 (22, 62) Male (number, %) 3, 75% 4, 100% 3, 30% White (number, %) 4, 100% 4, 100% 9, 90% BMI (kg/m2), mean (SD) 23.38 (1.1) 24.83 (2.0) 27.67 (4.4)

Global Manual Muscle Testing

Muscle function/strength was formally assessed by investigators using Manual Muscle Testing (MMT)

- 14 muscles evaluated at different time points in studies
- Muscles scored individually
- Composite score calculated
- Progression: lower scores
    - Negative change from baseline
- Improvement: higher scores
    - Positive change from baseline


Neck flexors
Middle deltoid
Biceps brachii
Wrist flexors
Iliopsoas
Quadriceps femoris
Ankle dorsiflexors

On Back (not pictured):
Neck Extensors;
Trapezius;
Gluteus medialis;
Hamstrings;
Ankle plantar flexors;
Gluteus maximus

Light grey = untested muscles Dark grey = tested muscles

5 aTyr Pharma

MMT Scores FSHD and LGMD2B (004 Trial) Individual Patient Changes from Baseline (%) *1-week follow-up is earlier than week 14 for 2 early discontinuations †One patient did not complete the MMT assessments due to being wheel chair bound Dosing up to 3 mg/Kg BIW Dosing up to 1 mg/Kg BIW FSHD/LGMD Clinical Activity Week 14 MMT* LGMD2B (n=9†) Week 14 MMT* FSHD (n=8)

Global Patient Reported Outcomes: INQoL Individualized neuromuscular quality of life assessment * Vincent KA et al: Construction and Validation of a Quality of Life Questionnaire for Neuromuscular Disease (INQoL). Neurology 2007, 68:1051-1057. FDA: “Generally, findings measured by a well-defined and reliable PRO instrument in appropriately designed investigations can be used to support a claim in medical product labeling if the claim is consistent with the instrument’s documented measurement capability.”** ** FDA Guidance for industry. Patient-Reported Outcome Measures: Use in Medical Product Development to Support Labeling Claims; 2009. Validated Neuromuscular Assessment Tool* Global systematic assessment used in clinical studies and trials (to test for increased disease burden) Improvement = Decreased Scores (Decreased Disease Burden) Overall INQoL score calculated from translating individual life domain scores into a 100 point scale Self-Administered Questionnaire Questionnaire focuses on 4 dimensions: Symptoms, Life Domains, Treatment Effects, and Quality of Life Life Domains comprised of 5 subsections: Activities, Independence, Social, Emotions, and Body Image

Overall INQoL Score (004 Trial) Individual Change from Baseline FSHD/LGMD Clinical Activity Dosing up to 3 mg/Kg BIW Dosing up to 1 mg/Kg BIW Week 14 INQoL LGMD2B (n=10) Week 14 INQoL FSHD (n=8)

Summary 004 Trial Clinical Activity Assessments


MMT
Change from Baseline
10.0%
5.0%
0.0%
-5.0%
-10.0%
-7.1%
0.0%
6.2%
FSHD (up to 1.0 mg/kg biw)
FSHD (up to 3.0 mg/kg biw)
LGMD2B (up to 3.0 mg/kg biw)


INQoL
Change from Baseline
10.0%
5.0%
0.0%
-5.0%
-10.0%
3.2%
1.0%
1.1%
FSHD (up to 1.0 mg/kg biw)
FSHD (up to 3.0 mg/kg biw)
LGMD2B (up to 3.0 mg/kg biw)

9
aTyr Pharma

Biomarker Evaluation 004 Trial 004 Trial included various exploratory biomarkers Exploratory biomarkers did not generally establish sufficiently high or consistent levels or robust signals across a sufficient number of patients to determine test article effects Including targeted muscle T2 and STIR MRI; and various plasma proteins Targeted muscle T2/STIR MRI will not be prioritized as a biomarker in the near-term Peripheral cell based biomarkers will be assessed at a later date

3mg/kg 1mg/kg 0.3mg/kg Placebo Early Onset FSHD (003) Trial Objective: Evaluate the safety/tolerability in a potentially different indication Early Onset FSHD Assess drug activity in new patient population and with additional endpoints Rationale: Investigate an often more severe form of disease, involves additional organ systems Status: Reported interim data analysis from the 4 patients today who completed treatment from Stage 1 (006) Long-term extension study Weeks 2 3 0 1 6 7 4 5 8 11 12 9 10 13 Objective & Rationale Study Design Open-label, intra-patient dose escalation Multiple sites in US & Europe N = 16 patients Stage 1: 8 patients 16-25 years of age Stage 2: 8 patients 12-15 years of age Genetically confirmed diagnosis of FSHD and onset of symptoms prior to age 10 Dose Escalation

Overall MMT Score (003 Trial) Individual Change from Baseline (%), Per Protocol Pop. Early Onset FSHD Week 14 MMT Early Onset FSHD (n=4)

Overall INQoL Score (003 Trial) Individual Change from Baseline, Per Protocol Pop. Early Onset FSHD † One patient did not complete INQoL at baseline Week 14 INQoL Early Onset FSHD (n=3†)

Adult FSHD Long-Term Safety Extension (005) Trial Evaluate Safety and Tolerability: Build safety dossier for Resolaris Evaluate Potential Activity Assessments: Manual Muscle Test (MMT) Individualized Neuromuscular Quality of Life (INQoL) Biomarker Assessments Patients receive weekly doses of 3.0 mg/kg Patients from Cohort 3 (3.0 mg/kg for 3 months) and Cohort 2 (1.0 mg/kg for 1 month) were eligible to roll-over to our long-term safety extension clinical trial Patients from Cohort 2 had greater than 12 months in between dosing (from end of 002 to initiation of 005) Patients from Cohort 3 were able to roll over directly into the 005 trial Open-label safety trial Initially 9 patients enrolled 3 sites in 3 countries Study Design Study Objectives Clinical Findings 3 of the 9 patients enrolled from the adult FSHD (002) Trial are still receiving treatment Of the 4 patients who received at least 6 months of therapy, there were no significant trends in worsening or improvement in either MMT or INQoL scores

As of December 1, 2016, 44 patients have received Resolaris, across all trials (including 002, 003, 004, and 005), for a total drug exposure of 149 patient months Resolaris demonstrated a favorable safety profile and was generally well-tolerated across all doses tested in: Adult FSHD, Early onset FSHD (age range 16 to 20), and Adult LGMD2B Long-term exposure in adult FSHD patients (4 patients on drug ≥6 months) No Serious Adverse Events (SAE) or deaths were reported All Adverse Events (AE) were in general mild or moderate in intensity No notable differences in AEs between adult FSHD, adult LGMD2B and early onset FSHD patients There were no dose limiting changes in lab parameters, vital signs or pulmonary tests Safety & Tolerability Overview: 003, 004 & 005

Protocol Discontinuations & Related Changes Going Forward

Protocol related discontinuations:

- Discontinued with a single IRR*(4 FSHD/1 LGMD): all IRRs mild to moderate, transient
- If Jo-1 Ab unit levels reach cut-off (5 FSHD): without associated clinical symptoms
- One LGMD patient discontinued from the 004 Trial for non-drug related reasons

- After changing the infusion protocol to a 90-minute infusion, 3 of 31 patients 9.1% experienced IRRs (previously the rate was 16.7% with an infusion rate of 30 minutes)

- Discontinuation rate in the 003/004/005 Trials under all protocols is 11 out of 35 patients (31%)

- Low level anti-drug antibody (ADA) assay signals 19/35 (54%; 13 FSHD and 6 LGMD) without associated clinical symptoms

Potential Safety & Tolerability Related Protocol Changes Going Forward:

- Potential for pre-medicating patients
- Potential to continue dosing depending on the nature of the IRR
- Raising threshold for Jo-1 Levels above 1.5 U/mL (current cut off)

**Infusion Related Reaction*

16 aTyr Pharma

Overall MMT: FSHD, LGMD2B & Placebo Change from baseline at week 14 FSHD/LGMD Activity 004 FSHD 1mg/kg 004 FSHD 3 mg/kg 004 LGMD* 3 mg/kg 002 FSHD 3 mg/kg 002 Placebo 3 mg/kg *One patient in 004 Trial did not have an MMT measurement due to being wheelchair bound 003 E.O. FSHD 3 mg/kg 15/23 patients improved with Resolaris of ≥ 3mg/kg for at least 6 weeks 2/4 patients improved with Resolaris of less than 3mg/kg 0/2 patients improved on placebo

Overall INQoL: FSHD, LGMD2B & Placebo Change from baseline at week 14 FSHD/LGMD Activity 004 FSHD 1mg/kg 004 FSHD 3 mg/kg 004 LGMD 3 mg/kg 002 FSHD 3 mg/kg 002 Placebo 3 mg/kg 003 E.O. FSHD 3 mg/kg 14/23 patients improved or were stable with Resolaris of ≥ 3mg/kg for at least 6 weeks 3/4 patients improved with Resolaris of less than 3mg/kg 0/2 patients improved on placebo